UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                FEBRUARY 26, 2003
                        (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)



  DELAWARE                          0-14190                    94-2967523
(State or other              (Commission File Number)         (IRS Employer
 jurisdiction                                                Identification
 of incorporation)                                                No.)

                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)



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ITEM 5.       OTHER EVENTS.

         On February 26, 2003, Dreyer's Grand Ice Cream, Inc. issued a press release announcing its fourth quarter and fiscal 2002 results. This press release is attached as Exhibit 99.1.


ITEM 7.       EXHIBITS.

                  (C)  Exhibits.

                           Exhibit 99.1 Press Release, dated February 26, 2003.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Dreyer's Grand Ice Cream, Inc.

Date:  February 26, 2003                       By:      /s/ TIMOTHY F. KAHN
                                                        ---------------------
                                               Name:    Timothy F. Kahn

                                               Title:   Vice President Finance
                                                        and Administration and
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
Exhibit 99.1          Press Release, dated February 26, 2003.



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